Exhibit 99.1
CURIOSITYSTREAM ANNOUNCES
THIRD QUARTER 2023 FINANCIAL RESULTS
SILVER SPRING, Md. (November 9, 2023) – CuriosityStream Inc. (NASDAQ: CURI), a global factual entertainment company, today announced its financial results for the third quarter ended September 30, 2023.
“Our third quarter results exceeded the high end of our guidance ranges as we delivered a second consecutive quarter of sequential revenue growth and a fourth straight quarter of sequential Adjusted Free Cash Flow improvement,” said Clint Stinchcomb, President & CEO. During the quarter, we continued to expand our content partnerships globally, rolled out our pricing increase to additional direct subscribers and prudently managed our expenses, resulting in further progress towards positive Adjusted Free Cash Flow. Looking ahead, we have identified opportunities to meaningfully reduce our 2024 expenses and cash expenditures in support of this objective. Taking a step back, we believe that our direct subscriber base, content library, multi-year partner agreements, strong cash position, public equity currency and lack of debt are uniquely favorable attributes that provide us with a firm foundation and exceptional flexibility.”
Third Quarter 2023 Financial Results
•Revenue of $15.6 million, compared to $23.6 million in the third quarter of 2022;
•Gross profit of $7.1 million, compared to $10.0 million in the third quarter of 2022;
•Total advertising and marketing and general and administrative expenses of $12.1 million, a 16% year-over-year reduction;
•Net loss of $(26.6) million, compared to net loss of $(4.5) million in the third quarter of 2022;
•Net cash used in operating activities of $(3.0) million, compared to net cash used in operating activities of $(12.6) million in the third quarter of 2022;
•Adjusted Free Cash Flow of $(3.0) million, compared to Adjusted Free Cash Flow of $(12.6) million in the third quarter of 2022;
•Adjusted EBITDA of $(3.9) million, compared to Adjusted EBITDA of $(2.6) million in the third quarter of 2022;
•Net loss includes a $19.0 million charge related to the impairment of content assets; and
•Cash and restricted cash balance of $40.8 million and no debt as of September 30, 2023.
Third Quarter 2023 Business Highlights
•Signed new licensing agreements with several partners during the quarter;
•Added hundreds of titles to underserved areas like hosted series, crime and automotive, and to core genres like history, science and tech;
•Premiered multiple groundbreaking original series and specials, including: History: The Interesting Bits, an 8-part romp through the weird and wild details of history’s biggest happenings; Nature's Hidden Miracles, a 3-part exploration of the secret ways species collaborate to survive; Queens of Ancient Egypt, a 3-part profile of some of history’s most mysterious and powerful women; Rescued Chimpanzees of the Congo with Jane Goodall, a 6-part portrait of the final steps in a decades-long effort to re-wild a cast of orphaned chimpanzees; and Hunt for the First Nazi Jet, the daring story of the race to recover the notorious ME-262 at the end of WWII.

Financial Outlook
CuriosityStream expects the following for the fourth quarter of 2023:
•Revenue within the range of $14.0 - $16.0 million
•Adjusted Free Cash Flow within the range of $(5.5) - $(3.5) million
Conference Call Information
CuriosityStream will host a Q&A conference call today to discuss the Company’s third quarter 2023 results at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live audio webcast of the call will be available on the CuriosityStream Investor Relations website at https://investors.curiositystream.com. Participants may also dial-in toll free at (888) 510-2008 or International at (646) 960-0306 and reference conference ID# 3957505. An audio replay of the conference call will be available for two weeks following the call on the CuriosityStream Investor Relations website at https://investors.curiositystream.com.
Forward-Looking Statements
Certain statements in this press release may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, CuriosityStream’s expectations or predictions of future financial or business performance or conditions, consumers’ valuation of factual content, and the Company’s continued success. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “predicts” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed under “Risk Factors” in CuriosityStream’s Annual Report on Form 10-K for the year ended December 31, 2022, that we filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023, and in CuriosityStream’s other SEC filings. These risk factors are important to consider in determining future results and should be reviewed in their entirety. Forward-looking statements are based on the current belief of the management of CuriosityStream, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and CuriosityStream is not under any obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that CuriosityStream has filed or will file from time to time with the SEC.
In addition to factors previously disclosed in CuriosityStream’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks related to CuriosityStream’s limited operating history; (ii) the effects of pending and future legislation; (iii) risks of the internet, online commerce and media industry; (iv) the highly competitive nature of the internet, online commerce and media industry and CuriosityStream’s ability to compete therein; (v) litigation, complaints, and/or adverse publicity; (vi) the ability to meet Nasdaq’s listing standards; and (vii) privacy and data protection laws, privacy or data breaches, or the loss of data.
Non-GAAP Financial Measures
To supplement our unaudited consolidated statement of operations, which is prepared in accordance with GAAP, we present Adjusted EBITDA and Adjusted Free Cash Flow in this press release. Our use of non-GAAP financial measures, such as Adjusted EBITDA and Adjusted Free Cash Flow, has limitations as an analytical tool, and these measures should not be considered in isolation or as a substitute for analysis of financial results as reported under GAAP.

We use these non-GAAP financial measures in conjunction with financial measures prepared in accordance with GAAP for planning purposes, including in the preparation of our annual operating budget, as a measure of our core operating results and the effectiveness of our business strategy, and in evaluating our financial performance. These measures provide consistency and comparability with past financial performance, facilitate period-to-period comparisons of core operating results, and also facilitate comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results. In addition, Adjusted EBITDA and Adjusted Free Cash Flow are widely used by investors and securities analysts to measure a company’s operating performance. We exclude the following items from net income to calculate Adjusted EBITDA: interest and other income (expense), provision for income taxes, depreciation and non-content amortization, loss/(gain) on the change in fair value of our warrants, equity interests loss (gain), impairment of goodwill, intangible assets and content assets, and stock-based compensation. Adjusted Free Cash Flow is calculated as net cash flow used in operating activities less purchases of property and equipment.
Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, (1) although depreciation and amortization expense are non-cash charges, the assets subject to depreciation and amortization may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; (2) Adjusted EBITDA does not reflect: (a) changes in, or cash requirements for, our working capital needs; or (b) tax payments that may represent a reduction in cash available to us; and (3) Adjusted Free Cash Flow does not reflect: (a) our cash flow available for discretionary payments; (b) our future contractual commitments (such as any debt service requirements or dividend payments); (c) funds available for investment or other discretionary uses; (d) certain capital expenditure requirements; or (e) the total increase or decrease in our cash balances for the stated period. The non-GAAP financial measures we use may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP items excluded from these non-GAAP financial measures. A reconciliation of these non-GAAP financial measures has been provided in the financial statements tables included in this press release and investors are encouraged to review the reconciliation.
About Curiosity Inc.
Curiosity Inc. is the entertainment brand for people who want to know more. The global media company is home to award-winning original and curated factual films, shows, and series covering science, nature, history, technology, society, and lifestyle. With over 25 million total paying subscribers worldwide and thousands of titles, the company operates the flagship Curiosity Stream SVOD service, available in more than 175 countries worldwide; Curiosity Channel, the linear television channel available via global distribution partners; Curiosity Now, a free, ad-supported channel; Curiosity Audio Network, featuring original content and podcasts; and Curiosity Studios, which oversees original programming. Curiosity Inc. also owns and operates One Day University, which provides access to engaging talks and lectures from leading university and college professors in the United States. Curiosity Inc. is a wholly owned subsidiary of CuriosityStream Inc. (Nasdaq: CURI). For more information, visit CuriosityStream.com.
Contacts:
CuriosityStream Investor Relations
Denise Garcia
IR@CuriosityStream.com

CuriosityStream Inc.
Consolidated Balance Sheets

	September 30, 2023	December 31, 2022
(In thousands, except par value)	(Unaudited)

Assets

Current assets
Cash and cash equivalents	$40,304	$40,007
Restricted cash	500	500
Short-term investments in debt securities	—	14,986
Accounts receivable, net	6,877	10,899
Other current assets	1,410	3,118
Total current assets	49,091	69,510
Investments in equity method investees	6,666	10,766
Property and equipment, net	822	1,094
Content assets, net	45,900	68,502
Operating lease right-of-use assets	3,418	3,702
Other assets	411	539
Total assets	$106,308	$154,113
Liabilities and stockholders’ equity

Current liabilities
Content liabilities	$128	$2,862
Accounts payable	6,963	6,065
Accrued expenses and other liabilities	4,154	7,752
Deferred revenue	12,997	14,281
Total current liabilities	24,242	30,960
Warrant liability	74	257
Non-current operating lease liabilities	4,378	4,648
Other liabilities	675	622
Total liabilities	29,369	36,487

Stockholders’ equity
Common stock, $0.0001 par value – 125,000 shares authorized as of September 30, 2023, and December 31, 2022; 53,071 shares issued and outstanding as of September 30, 2023; 52,853 issued and outstanding as of December 31, 2022	5	5
Additional paid-in capital	362,270	358,760
Accumulated other comprehensive loss	—	(40)
Accumulated deficit	(285,336)	(241,099)
Total stockholders’ equity	76,939	117,626
Total liabilities and stockholders’ equity	$106,308	$154,113

CuriosityStream Inc.
Consolidated Statements of Operations

	Three Months Ended September 30,		Nine Months Ended September 30,
(Unaudited and in thousands except per share amounts)	2023	2022	2023	2022

Revenues	$15,630	$23,569	$42,114	$63,544

Operating expenses
Cost of revenues	8,494	13,566	27,428	38,404
Advertising and marketing	5,106	5,626	12,424	31,602
General and administrative	6,959	8,757	22,998	29,863
Impairment of content assets	18,970	—	18,970	—
Impairment of goodwill and intangible assets	—	—	—	3,603
	39,529	27,949	81,820	103,472
Operating loss	(23,899)	(4,380)	(39,706)	(39,928)

Change in fair value of warrant liability	74	514	184	4,852
Interest and other income (expense)	31	(478)	856	(564)
Equity method investment loss	(2,638)	(94)	(5,092)	(566)
Loss before income taxes	(26,432)	(4,438)	(43,758)	(36,206)
Provision for income taxes	133	64	479	165
Net loss	$(26,565)	$(4,502)	$(44,237)	$(36,371)

Net loss per share
Basic	$(0.50)	$(0.09)	$(0.83)	$(0.69)
Diluted	$(0.50)	$(0.09)	$(0.83)	$(0.69)

Weighted average number of common shares outstanding
Basic	53,040	52,793	52,999	52,773
Diluted	53,040	52,793	52,999	52,773

CuriosityStream Inc.
Consolidated Statements of Cash Flows

	Nine months ended September 30,
(Unaudited and in thousands)	2023	2022

Cash flows from operating activities
Net loss	$(44,237)	$(36,371)
Adjustments to reconcile net loss to net cash used in operating activities
Change in fair value of warrant liability	(183)	(4,852)
Additions to content assets	(14,074)	(31,729)
Change in content liabilities	(2,734)	(4,706)
Amortization of content assets	17,706	29,510
Depreciation and amortization expenses	370	573
Impairment of content assets	18,970	—
Impairment of goodwill and intangible assets	—	3,603
Amortization of premiums and accretion of discounts associated with investments in debt securities, net	26	1,087
Stock-based compensation	3,586	5,055
Equity method investment loss	5,092	566
Other non-cash items	363	288
Changes in operating assets and liabilities
Accounts receivable	4,022	6,342
Other assets	1,737	4,994
Accounts payable	903	4,188
Accrued expenses and other liabilities	(3,947)	(4,792)
Deferred revenue	(1,230)	(4,500)
Net cash used in operating activities	(13,630)	(30,744)
Cash flows from investing activities
Purchases of property and equipment	(5)	(130)
Investment in equity method investees	(992)	(2,438)
Sales of investments in debt securities	—	22,893
Maturities of investments in debt securities	15,000	41,873
Purchases of investments in debt securities	—	(1,497)
Net cash provided by investing activities	14,003	60,701
Cash flows from financing activities
Payments related to tax withholding	(76)	(178)
Net cash used in financing activities	(76)	(178)
Net increase in cash, cash equivalents and restricted cash	297	29,779
Cash, cash equivalents and restricted cash, beginning of period	40,507	17,547
Cash, cash equivalents and restricted cash, end of period	$40,804	$47,326
Supplemental disclosure:
Cash paid for taxes	$144	$571
Cash paid for operating leases	$360	$352
Right-of-use assets obtained in exchange for new operating lease liabilities	$—	$3,965

CuriosityStream Inc.
Reconciliation from Net Loss to Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
(Unaudited and in thousands)	2023	2022	2023	2022

Net loss	$(26,565)	$(4,502)	$(44,237)	$(36,371)
Change in fair value of warrant liability	(74)	(514)	(184)	(4,852)
Interest and other (income) expense	(31)	478	(856)	564
Provision for Income taxes	133	64	479	165
Equity method investment loss[1]	2,638	94	5,092	566
Depreciation and amortization[2]	121	132	370	573
Impairment of content assets	18,970	—	18,970	—
Impairment of goodwill and intangible assets	—	—	—	3,603
Stock-based compensation	897	1,673	3,586	5,055
Adjusted EBITDA	$(3,911)	$(2,575)	$(16,780)	$(30,697)
[1] The three and nine months ended September 30, 2023, amounts include an impairment charge of $2.3 million for the Company's investment in Watch Nebula LLC. The nine months ended September 30, 2023, amount includes an impairment charge of $2.0 million for the Company's investment in Spiegel TV Geschichte und Wissen GmbH & Co. KG.

[2] These amounts do not include amortization of content assets.

CuriosityStream Inc.
Reconciliation from Net Cash Flow used in Operating Activities to Adjusted Free Cash Flow

	Three Months Ended September 30,		Nine Months Ended September 30,
(Unaudited and in thousands)	2023	2022	2023	2022

Net cash flow used in operating activities	$(3,022)	$(12,595)	$(13,630)	$(30,744)

Purchases of property and equipment	—	(10)	(5)	(130)
Adjusted Free Cash Flow	$(3,022)	$(12,605)	$(13,635)	$(30,874)